NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT, dated as of December 28, 2010 (“Agreement”), between PC Group, Inc., a Delaware corporation (the “Company”), and York Credit Opportunities Master Fund, L.P., a Cayman Islands exempted limited partnership (“York”).

RECITALS:

A.
York is the holder of 5% Convertible Subordinated Notes due 2011 issued by the Company to York in the aggregate principal amount of $3,410,000 (plus all accrued and unpaid interest thereon) (the “Notes”);

B.	The Company desires to repurchase from York, and York desires to sell to the Company, the Notes on the terms and conditions set forth herein;

NOW THEREFORE, the parties hereto agree as follows:

1.           PURCHASE AND SALE OF NOTES. Subject to the terms and conditions herein set forth, York hereby agrees to sell to the Company, and the Company hereby agrees to repurchase the Notes, for an aggregate purchase price equal to the sum of (a) $886,600 plus (b) $84,302.78, representing all accrued and unpaid interest thereon through the date hereof (the “Purchase Price”).

2.           CLOSING. The closing of the purchase and sale of the Notes (“Closing”) shall take place upon the receipt by York of the Purchase Price in good funds by wire transfer to an account or accounts designated in writing by York [as set forth on Schedule 1 annexed hereto].  Within four (4) business days following the Closing, York will deliver the Note certificates to the Company.

3.           REPRESENTATIONS AND WARRANTIES OF YORK. York hereby represents and warrants to the Company as follows:

(a)           York is the record and beneficial owner of, and has good and marketable title to, the Notes, free and clear of all liens, security interests, charges, claims, restrictions and other encumbrances.

(b)           York has the full legal power to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.  All acts required to be the taken by York to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes the legal, valid and binding obligation of York, enforceable in accordance with its terms.

(c)           York recognizes that its right to acquire equity securities of the Company by converting the Notes will be surrendered as a result of the transactions contemplated by this Agreement and that it will no longer have any right to receive any payment of principal or accrued but unpaid interest on the Notes.

(d)           York has had both the opportunity to ask questions and receive answers from the officers and directors of the Company concerning the business and operations of the Company and to obtain any additional information regarding the Company and its business and operations to the extent the Company possesses such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information, including reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. York acknowledges that the Company has material nonpublic information about the Company and the Notes which could have a material effect on the business and financial condition of the Company and the value of the Notes, and York confirms to the Company that York is not relying on any such nondisclosures of the Company, if any, and is not relying on any representations or warranties of the Company not set forth in this Agreement.

(e)           York possesses sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of the sale of the Notes to the Company and the transactions contemplated by this Agreement.

4.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to York as follows:

(a)           The Company has the full legal power to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.  All acts required to be the taken by the Company to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

5.           MISCELLANEOUS.

(a)           The warranties and representations of the Company and York contained in or made pursuant to this Agreement shall survive the closing of the transaction contemplated by this Agreement and they shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or York.

(b)           This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective legal representatives, successors and assigns.  This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof and may not be amended or modified except by a written agreement specifically referring to this Agreement signed by all the parties.  No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

(c)           This Agreement shall be governed by and construed under the internal laws of the State of New York, disregarding any principles of conflicts of laws.

(d)           In the event of any dispute under this Agreement between the parties, but not as to any third parties, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Association (AAA) in the City of New York, State of New York, for its decision and determination in accordance with its rules and regulations then in effect.  The panel shall consist of three arbitrators, as mutually determined, provided that if the parties cannot agree on one or more of the arbitrators, then the AAA will designate the arbitrators.  Each of the parties agrees that the decision and or award made by the AAA may be entered as a judgment of the courts of the State of New York and shall be enforceable as such.

(e)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The parties agree that this Agreement may be executed by facsimile copy or other electronic signature, which signature will be treated for all purposes as an original signature.

(f)           Any notice required or permitted under this Agreement shall be given in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express next business day service with signed receipt required, to the addresses set forth on the signature page, or to such other address as either shall have specified by notice in writing to the other, and shall be deemed duly given hereunder when so delivered.

(g)           The section headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

YORK CREDIT OPPORTUNITIES MASTER FUND, L.P.

By: York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Operating Officer
Address: c/o York Capital Management Global Advisors, LLC
767 Fifth Avenue
17th Floor
New York, NY 10153

PC GROUP,  INC.

By:	/s/ Gray Hudkins
Name: Gray Hudkins
Title: President and CEO
Address: 419 Park Avenue South
New York, New York 10016

NOTE PURCHASE AGREEMENT

NOTE PURCHASE AGREEMENT, dated as of December 28, 2010 (“Agreement”), between PC Group, Inc., a Delaware corporation (the “Company”), and York Credit Opportunities Fund, L.P., a Delaware limited partnership (“York”).

RECITALS:

A.
York is the holder of 5% Convertible Subordinated Notes due 2011 issued by the Company to York in the aggregate principal amount of $1,590,000 (plus all accrued and unpaid interest thereon) (the “Notes”);

B.	The Company desires to repurchase from York, and York desires to sell to the Company, the Notes on the terms and conditions set forth herein;

NOW THEREFORE, the parties hereto agree as follows:

1.           PURCHASE AND SALE OF NOTES. Subject to the terms and conditions herein set forth, York hereby agrees to sell to the Company, and the Company hereby agrees to repurchase the Notes, for an aggregate purchase price equal to the sum of (a) $413,400 plus (b) $39,308.33, representing all accrued and unpaid interest thereon through the date hereof (the “Purchase Price”).

2.           CLOSING. The closing of the purchase and sale of the Notes (“Closing”) shall take place upon the receipt by York of the Purchase Price in good funds by wire transfer to an account or accounts designated in writing by York [as set forth on Schedule 1 annexed hereto].  Within four (4) business days following the Closing, York will deliver the Note certificates to the Company.

3.           REPRESENTATIONS AND WARRANTIES OF YORK. York hereby represents and warrants to the Company as follows:

(a)           York is the record and beneficial owner of, and has good and marketable title to, the Notes, free and clear of all liens, security interests, charges, claims, restrictions and other encumbrances.

(b)           York has the full legal power to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.  All acts required to be the taken by York to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken, and this Agreement constitutes the legal, valid and binding obligation of York, enforceable in accordance with its terms.

(c)           York recognizes that its right to acquire equity securities of the Company by converting the Notes will be surrendered as a result of the transactions contemplated by this Agreement and that it will no longer have any right to receive any payment of principal or accrued but unpaid interest on the Notes.

(d)           York has had both the opportunity to ask questions and receive answers from the officers and directors of the Company concerning the business and operations of the Company and to obtain any additional information regarding the Company and its business and operations to the extent the Company possesses such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of such information, including reports filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. York acknowledges that the Company has material nonpublic information about the Company and the Notes which could have a material effect on the business and financial condition of the Company and the value of the Notes, and York confirms to the Company that York is not relying on any such nondisclosures of the Company, if any, and is not relying on any representations or warranties of the Company not set forth in this Agreement.

(e)           York possesses sufficient knowledge and experience in financial and business matters to enable it to evaluate the merits and risks of the sale of the Notes to the Company and the transactions contemplated by this Agreement.

4.           REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to York as follows:

(a)           The Company has the full legal power to execute and deliver this Agreement and to perform its obligations hereunder and thereunder.  All acts required to be the taken by the Company to enter into this Agreement and to carry out the transactions contemplated hereby have been properly taken; and this Agreement constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

5.           MISCELLANEOUS.

(a)           The warranties and representations of the Company and York contained in or made pursuant to this Agreement shall survive the closing of the transaction contemplated by this Agreement and they shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Company or York.

(b)           This Agreement shall be binding upon and inure to the benefit of each party hereto and its respective legal representatives, successors and assigns.  This Agreement constitutes the entire understanding and agreement between the parties with regard to the subject matter hereof and may not be amended or modified except by a written agreement specifically referring to this Agreement signed by all the parties.  No waiver of any breach or default hereunder shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default of the same or similar nature.

(c)           This Agreement shall be governed by and construed under the internal laws of the State of New York, disregarding any principles of conflicts of laws.

(d)           In the event of any dispute under this Agreement between the parties, but not as to any third parties, then and in such event, each party agrees that the same shall be submitted to the American Arbitration Association (AAA) in the City of New York, State of New York, for its decision and determination in accordance with its rules and regulations then in effect.  The panel shall consist of three arbitrators, as mutually determined, provided that if the parties cannot agree on one or more of the arbitrators, then the AAA will designate the arbitrators.  Each of the parties agrees that the decision and or award made by the AAA may be entered as a judgment of the courts of the State of New York and shall be enforceable as such.

(e)           This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  The parties agree that this Agreement may be executed by facsimile copy or other electronic signature, which signature will be treated for all purposes as an original signature.

(f)           Any notice required or permitted under this Agreement shall be given in writing and shall either be delivered personally or sent by certified mail, return receipt requested, postage prepaid, or by Federal Express next business day service with signed receipt required, to the addresses set forth on the signature page, or to such other address as either shall have specified by notice in writing to the other, and shall be deemed duly given hereunder when so delivered.

(g)           The section headings are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of any provision of this Agreement.

IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date first above written.

YORK CREDIT OPPORTUNITIES FUND, L.P.

By: York Credit Opportunities Domestic Holdings, LLC, its General Partner

By:	/s/ Adam J. Semler
Name: Adam J. Semler
Title: Chief Operating Officer
Address: c/o York Capital Management Global Advisors, LLC
767 Fifth Avenue
17th Floor
New York, NY 10153

PC GROUP, INC.

By:	/s/ Gray Hudkins
Name: Gray Hudkins
Title: President and CEO
Address: 419 Park Avenue South
New York, New York 10016